UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM N-CSR


                CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                 Investment Company Act file number:  811-02383

                        ALLIANCEBERNSTEIN BOND FUND, INC.


                  (Exact name of registrant as specified in charter)


               1345 Avenue of the Americas, New York, New York 10105
                (Address of principal executive offices) (Zip code)


                                    Mark R. Manley
                           Alliance Capital Management, L.P.
                               1345 Avenue of the Americas
                                 New York, New York 10105
                          (Name and address of agent for service)

          Registrant?s telephone number, including area code:  (800) 221-5672

                    Date of fiscal year end:  September 30, 2004

                    Date of reporting period:  September 30, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.




[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management



AllianceBernstein Bond Fund
U.S. Government Portfolio

U.S. Government
Fixed Income

Annual Report--September 30, 2004

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's (The "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Beginning in February 2005, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


November 29, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund U.S. Government Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2004.

Investment Objective and Policies

This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests in U.S. government securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Government Index, which represents the U.S. government bond market, for the six- and 12-month periods ended September 30, 2004. We have also included performance for the Lipper General U.S. Government Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Portfolio's Class A shares modestly underperformed the LB Government Index for both the six- and 12-month periods ended September 30, 2004. The Portfolio's Class A shares, outperformed the Lipper peer group during the 12-month reporting period. The Portfolio's Class A shares ranked in the 31st percentile (58 out of 188 of similarly managed funds) in the Lipper General U.S. Government Funds category. For the 12-month period ended September 30, 2004, the Lipper General U.S. Government Funds Average consisted of 188 funds. These funds have generally similar investment objectives to AllianceBernstein Bond Fund U.S. Government Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

The Portfolio's overweighted holdings of non-index sectors contributed positively to its performance. Mortgage product, in the form of pass-throughs and structured CMOs, were overweighted in the Portfolio in lieu of Treasuries and agencies. For the 12-month reporting period ended September 30, 2004, the LB Mortgage Index generated an excess return of 1.41% relative to comparable duration Treasuries. The Portfolio's positioning for a flattening yield curve also contributed to its positive performance as short and intermediate rates rose.

The Portfolio's underweighted spread duration relative to the LB Government Index in the third quarter of 2004 detracted modestly from its performance. Spread product outperformed in the third quarter; however, the Portfolio's shorter spread duration dampened the impact of the excess returns over Treasuries.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 1


Market Review and Investment Strategy

Bond market returns were relatively modest for the annual reporting period ended September 30, 2004. The returns, however, masked intra-period volatility as changing perceptions of the U.S. economy effected bond performance. In the first quarter of 2004, heightened geopolitical risk, weak domestic employment data and strong foreign demand for U.S. securities, led to falling interest rates and strong bond-market returns. In the second quarter, bond market returns dramatically reversed course with a sharp sell-off sparked by April's surprisingly strong U.S. employment number. Interest rates began to rise in anticipation of eventual Federal Reserve (Fed) rate hikes. By late June, soft consumer confidence readings, weak inflation data and slower payroll numbers allowed bond markets to rebound as the U.S. economy hit a mid-year slowdown. Additionally, the prospects of slower, more measured Federal Reserve tightenings bolstered the bond markets back into positive returns.

During the annual period, the yield curve flattened with a rise in short and intermediate term rates. Two-year yields rose 115 basis points to yield 2.61% according to the LB Government Index, while 10-year yields rose 18 basis points to 4.12%. For the year, 30-year yields remained relatively flat gaining only 1 basis point to yield 4.89%.

For the annual reporting period ended September 30, 2004, most spread sectors outperformed U.S. Governments. According to the LB Government Index, Treasuries posted a modest return of 2.55% and agencies a return of 2.43%. Longer maturity Treasuries returned 3.20%, as represented by the 10-year Treasury, which outperformed shorter maturity Treasuries that returned 1.00%, as represented by the two-year Treasury. Within the spread sectors, mortgage securities returned 4.36% for the year, as represented by the LB Government Index, supported by strong investor demand coupled with relatively low volatility. Premium-coupon pass-throughs outperformed lower coupons as interest rates declined. Collateralized mortgage-backed securities also outperformed governments with positive returns at 3.53%, as real estate markets remained strong. Asset-backed securities returned 2.95% as strong demand tightened spreads to multi-year lows.

During the annual reporting period ended September 30, 2004, we opportunistically held non-Treasury sectors in our belief that a strengthening economy would benefit spread product. Specifically, we concentrated the Portfolio on high coupon mortgages which provided an attractive yield advantage over Treasuries. The Portfolio utilized adjustable rate mortgages, as well as agency and non-agency collateralized mortgage obligations, which re-priced during the period and offered the Portfolio relative value and a favorable yield advantage over Treasuries. Additionally, we utilized asset-backed holdings, specifically home-equity loans. The Portfolio's duration was maintained close to the benchmark while its yield curve exposure was slightly biased towards a flattening yield curve.


2 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Government Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of the LB Treasury Index and the LB Agency Index. For the six- and 12-month periods ended September 30, 2004, the Lipper General U.S. Government Funds Average consisted of 192 and 188 funds, respectively. These funds have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Price fluctuations in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Treasury securities provide fixed rates of return as well as principal guarantees if held to maturity. Investment returns and principal value of a mutual fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE PORTFOLIO VS. ITS BENCHMARK                              Returns
PERIODS ENDED SEPTEMBER 30, 2004                    6 Months        12 Months
-------------------------------------------------------------------------------
AllianceBernstein Bond Fund
U.S. Government Portfolio
  Class A                                              -0.14%            2.49%
  Class B                                              -0.51%            1.74%
  Class C                                              -0.51%            1.73%
  Class R                                              -0.24%            3.72%*
  Advisor Class                                         0.03%            2.82%
Lehman Brothers Government Index                        0.04%            2.52%
Lipper General U.S. Government Funds Average            0.07%            2.19%


* Since Inception: the Class R share since inception date is 11/3/03.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/94 TO 9/30/04

                         AllianceBernstein           Lehman
                             Bond Fund              Brothers
                           U.S. Government         Government
                         Portfolio Class A            Index
-------------------------------------------------------------------------------
    9/30/94                    9,575                 10,000
    9/30/95                   10,707                 11,357
    9/30/96                   10,890                 11,859
    9/30/97                   11,796                 12,945
    9/30/98                   13,256                 14,705
    9/30/99                   12,900                 14,455
    9/30/00                   13,766                 15,493
    9/30/01                   15,368                 17,547
    9/30/02                   16,559                 19,308
    9/30/03                   16,729                 19,993
    9/30/04                   17,169                 20,498


Lehman Brothers Government Index: $20,498

AllianceBernstein Bond Fund U.S. Government Portfolio Class A: $17,169

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund U.S. Government Portfolio Class A shares (from 9/30/94 to 9/30/04) as compared to the performance of its benchmark.


See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004
                                      NAV Returns                 SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                   2.49%                      -1.83%
5 Years                                  5.88%                       4.95%
10 Years                                 6.01%                       5.55%
SEC Yield**                              5.43%

Class B Shares
1 Year                                   1.74%                      -1.20%
5 Years                                  5.10%                       5.10%
10 Years(a)                              5.54%                       5.54%
SEC Yield**                              4.96%

Class C Shares
1 Year                                   1.73%                       0.75%
5 Years                                  5.13%                       5.13%
10 Years                                 5.25%                       5.25%
SEC Yield**                              4.96%

Class R Shares
1 Year                                  -0.24%
Since Inception*                         3.72%
SEC Yield**                              5.47%

Advisor Class Shares
1 Year                                   2.82%
Since Inception*                         6.08%
SEC Yield**                              5.98%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              -1.83%
5 Years                                                              4.95%
10 Years                                                             5.55%

Class B Shares
1 Year                                                              -1.20%
5 Years                                                              5.10%
10 Years(a)                                                          5.54%

Class C Shares
1 Year                                                               0.75%
5 Years                                                              5.13%
10 Years                                                             5.25%


* Inception dates: 11/3/03 for Class R shares and 10/6/00 for Advisor Class shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2004.

(a)  Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Ending
                                    Beginning    Account Value
                                 Account Value   September 30,   Expenses Paid
                                April 1, 2004            2004    During Period*
-------------------------------------------------------------------------------
Class A
Actual                                 $1,000        $998.65          $6.06
Hypothetical
  (5% return before expenses)          $1,000      $1,018.95          $6.12
Class B
Actual                                 $1,000        $994.95          $9.70
Hypothetical
  (5% return before expenses)          $1,000      $1,015.30          $9.80
Class C
Actual                                 $1,000        $994.94          $9.65
Hypothetical
  (5% return before expenses)          $1,000      $1,015.35          $9.75
Class R
Actual                                 $1,000        $997.65          $7.01
Hypothetical
 (5% return before expenses)           $1,000      $1,018.00          $7.08
Advisor Class
Actual                                 $1,000      $1,000.28          $4.56
Hypothetical
 (5% return before expenses)           $1,000      $1,020.45          $4.61


* Expenses are equal to the classes' annualized expense ratios of 1.21%, 1.94%, 1.93%, 1.40%, and 0.91%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (reflect the one-half year period).


6 o AllianceBernstein Bond Fund U.S. Government Portfolio


PORTFOLIO SUMMARY
September 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $1,210.0


SECURITY TYPE BREAKDOWN*

o   62.2%   U.S. Treasury Securities
o   13.6%   Federal National Mortgage Association
o    7.4%   Federal Home Loan Mortgage Corp.
o    7.0%   Collateralized Mortgage Obligations
o    2.9%   Asset Backed Securities
o    2.1%   Collateralized Mortgage Backed Securities
o    2.0%   Government National Mortgage Association
o    1.6%   Stripped Mortgage Backed Securities
o    0.8%   Federal Agricultural Mortgage Association

o    0.4%   Short-Term


* All data is as of September 30, 2004. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 7


PORTFOLIO OF INVESTMENTS
September 30, 2004

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-104.0%

U.S. Treasury Notes-40.4%
  2.375%, 8/15/06(a)                          $ 151,000   $  150,516,347
  3.00%, 2/15/09*                                65,600       64,941,442
  3.25%, 1/15/09                                 28,600       28,613,413
  3.375%, 11/15/08*                              80,250       80,817,367
  3.875%, 5/15/09*                               28,545       29,238,558
  4.00%, 2/15/14(a)*                             49,500       49,117,167
  4.25%, 8/15/13*                                24,715       25,084,761
  4.75%, 5/15/14*                                57,385       60,236,346
                                                          --------------
                                                             488,565,401

U.S. Treasury Bonds-34.8%
  5.375%, 2/15/31*                               33,000       35,351,250
  6.25%, 8/15/23                                 33,300       38,885,542
  6.375%, 8/15/27                                40,000       47,770,320
  7.125%, 2/15/23(a)                             45,000       57,371,490
  7.25%, 5/15/16                                 20,000       25,176,560
  7.50%, 11/15/16*                               95,000      122,086,115
  11.25%, 2/15/15                                20,000       31,822,660
  12.50%, 8/15/14*                               45,150       63,430,468
                                                          --------------
                                                             421,894,405

Federal National Mortgage Association-16.5%
  2.90%, 10/25/42                                 7,289        7,289,094
  4.23%, 4/01/33                                  2,917        2,952,779
  4.615%, 2/01/34                                 7,689        7,823,473
  5.00%, 4/25/13-10/25/33                        49,503       30,996,265
  5.50%, TBA                                     39,165       40,213,741
  6.00%, 12/01/13-5/25/30                        22,389       23,295,826
  6.50%, 9/25/42-1/25/44                          9,735       10,271,392
  7.00%, 4/01/07-1/01/21                         56,608       59,865,717
  7.50%, 12/01/09-4/01/17                         7,265        7,679,221
  8.50%, 4/01/08                                  1,353        1,386,118
  9.00%, 8/01/21                                    538          571,185
  10.00%, 11/01/13-10/01/14                       6,018        6,647,839
  11.00%, 7/01/16                                   680          762,233
                                                          --------------
                                                             199,754,883

Federal Home Loan Mortgage Corp.-8.9%
  4.50%, 9/15/13-10/15/26                        35,408       35,528,031
  5.00%, 6/15/14-8/15/27                         73,871       61,134,672
  6.50%, 3/15/28                                  4,252        4,459,402
  7.00%, 12/01/10                                 2,113        2,195,301
  8.00%, 9/01/11                                  1,136        1,176,821
  12.00%, 8/01/15-7/01/20                         2,847        3,181,213
                                                          --------------
                                                             107,675,440


8 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO



                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Government National Mortgage
  Association-2.4%
Single Family Homes
  7.00%, 12/15/26                              $  5,365   $    5,750,736
  7.50%, 12/15/14                                13,051       13,955,147
  8.00%, 3/15/12                                  6,034        6,434,717
  8.15%, 9/15/20                                    748          807,077
  9.00%, 12/15/09-12/15/19                        1,956        2,117,312
                                                          --------------
                                                              29,064,989

Federal Agricultural Mortgage
Association-1.0%
  6.75%, 7/25/13                                 11,578       12,125,600

Total U.S. Government & Government
Sponsored Agency Obligations
  (cost $1,237,839,627)                                    1,259,080,718

COLLATERALIZED MORTGAGE OBLIGATIONS-8.3%
Bank America Funding Corp.
  Series 2004-B Cl.5A1
  5.24%, 11/20/34(b)                              5,855        5,952,339
Bear Stearns Trust
  Series 2004-11 Cl.2A3
  5.05%, 11/25/34                                 5,795        5,899,136
Citicorp Mortgage Securities, Inc.
  Series 1987-3 Cl.A1
  9.00%, 5/01/17                                  1,317        1,290,317
Countrywide Home Loans
  Series 2004-22 Cl.A1
  5.198%, 11/25/34                                5,625        5,730,469
Master Adjustable Rate Mortgages Trust
  Series 2004-8 Cl.5A1
  4.818%, 8/25/34                                 5,855        5,920,346
Master Asset Securitization Trust
  Series 2004-9 Cl.3A1
  5.25%, 7/25/34                                  7,518        7,602,581
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-A2 Cl.1A
  3.845%, 7/25/34                                 6,342        6,351,522
MLCC Mortgage Investors, Inc.
  Series 2003-F Cl.A1
  2.16%, 10/25/28                                17,426       17,412,467
Morgan Stanley Mortgage Loan Trust
  Series 2004-8AR Cl.4A1
  5.47%, 10/25/34                                 5,635        5,767,084


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 9


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Residential Asset Mortgage Products, Inc.
  Series 2004-SL2 Cl.A2
  6.50%, 10/25/31                              $ 10,260  $    10,560,910
SASCO Net Interest Margin Trust
  Series 2004-9XS Cl.A
  5.25%, 5/25/34(c)                               4,283        4,271,487
Structured Asset Securities Corp.
  Series 2003-6A Cl.B3
  5.55%, 3/25/33                                  3,481        3,434,742
  Series 2002-3 Cl.B3
  6.50%, 3/25/32                                  3,453        3,466,230
Wells Fargo Mortgage Backed Securities Trust
  Series 2004-S Cl.A1
  3.54%, 9/25/34                                  6,753        6,599,936
  Series 2004-P Cl.2A1
  4.30%, 9/25/34                                  4,883        4,891,176
  Series 2004-W Cl.A1
  4.68%, 11/25/34                                 5,635        5,683,010
                                                          --------------

Total Collateralized Mortgage Obligations
  (cost $100,598,923)                                        100,833,752

ASSET BACKED SECURITIES-3.5%
Fixed Rate-1.0%
Countrywide Asset-Backed Certificates
  Series 2004-2N Cl.N1
  5.00%, 2/25/35(c)                               3,877        3,865,929
Residential Asset Mortgage Products, Inc.
  Series 2004-SP2 Cl.A21
  6.00%, 1/25/32                                  7,851        8,034,639
                                                             ------------
                                                              11,900,568

Adjustable Rate-2.5%
Bayview Financial Acquisition Trust
  Series 2003-E Cl.A
  2.34%, 10/28/34                                15,448       15,448,463
Winston Funding, Ltd.
  Series 2003-1 Cl.A2
  2.02%, 4/23/09(c)                              15,000       15,000,000
                                                             ------------
                                                              30,448,463

Total Asset Backed Securities
  (cost $42,330,713)                                          42,349,031

COMMERCIAL MORTGAGE BACKED
SECURITIES-2.6%
Asset Securitization Corp.
  Series 1997-MD7 Cl.A1B
  7.41%, 1/13/30                                 16,847       17,996,976
Commercial Mortgage Acceptance Corp.
  Series 1997-ML1 Cl.A2
  6.53%, 12/15/30                                13,077       13,207,770


10 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO



                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Total Commercial Mortgage Backed Securities
  (cost $30,485,702)                                      $   31,204,746

STRIPPED MORTGAGE BACKED
  SECURITIES-1.9%
Credit Suisse First Boston Mortgage
  Series 2001-CK3 Cl.AX
  1.25%, 6/15/34(c)                            $ 37,651        1,916,075
  Series 2004-R2 Cl.A1
  5.31%, 12/28/33(c)                              5,212        4,942,055
Morgan Stanley Capital I
  Series 2003-IQ4 Cl.X1
  Zero coupon, 5/15/40(c)                       101,084        3,663,280
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X
  Zero coupon, 12/21/26                          50,365        1,778,890
Prudential Securities Secured Financing Corp.
  Series 1999-NRF1 Cl.AEC
  Zero coupon, 10/15/18(c)                      312,155       10,282,371
SACO I, Inc.
  Series 1997-2 Cl.X
  1.59%, 8/25/36(c)                              19,942          373,918
                                                             ------------

Total Stripped Mortgage Backed Securities
  (cost $31,443,771)                                          22,956,589

SHORT-TERM INVESTMENTS-0.5%
U.S. Treasury Bill-0.2%
  Zero coupon, 11/18/04(d)                        3,000        2,994,192
Repurchase Agreement-0.3%
State Street Bank & Trust Co.
  1.67%, dated 09/30/04, due 10/01/04 in the
  amount of $3,000,139 (cost $3,000,000;
  collateralized by $2,325,000 U.S. Treasury
  Bond, 7.50%, due 11/15/16, value
  $3,066,456)                                     3,000        3,000,000

Total Short-Term Investments
  (amortized cost $5,994,192)                                  5,994,192

Total Investments Before Security Lending Collateral
  (cost $1,448,692,928)                                    1,462,419,028

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED-37.6%
Short-Term Investments
Bradford & Bingley PLC
  1.813%-1.939%, 10/27/04-12/29/04              160,000      159,477,500
Deutsche Bank
  1.209%, 10/25/04                               20,000       20,000,000


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 11


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Federal Home Loan Bank
  1.27%-1.35%, 4/26/05-4/29/05                 $ 32,500    $  32,500,000
Federal Home Loan Mortgage Corp.
  1.825%, 9/09/05                                25,000       25,000,000
Federal National Mortgage Association
  1.33%, 2/23/05                                 50,000       50,000,000
Gotham Funding
  1.843%, 10/28/04                               55,528       55,448,533
Morgan Stanley
  1.888%-2.04%, 12/6/04-4/19/05                  70,000       70,000,000
Sigma Finance
  1.22%, 12/03/04                                25,000       25,000,000
UBS Finance
  1.88%, 10/01/04                                14,000       13,999,269
UBS Private Money Market Fund, LLC
  1.66%                                       3,208,955        3,208,955
                                                           --------------

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $454,634,257)                                        454,634,257

Total Investments-158.4%
  (cost $1,903,327,185)                                    1,917,053,285
Other assets less liabilities-(58.4%)                       (707,011,709)
                                                          ---------------

Net Assets-100%                                           $1,210,041,576

FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                        Value at             Unrealized
                 Number of         Expiration        Original         September 30,         Appreciation/
Type             Contracts           Month            Value               2004             (Depreciation)
----------------------------------------------------------------------------------------------------------
U.S. Treasury
  Note 2 Yr                       December
  Future          1,176             2004          $ 248,571,237       $ 248,411,626         $    159,611
U.S. Treasury
  Note 5 Yr                       December
  Future            400             2004             43,848,040          44,300,000            (451,960)
U.S. Treasury
  Note 10 Yr                      December
  Future            400             2004             44,979,290          45,050,000             (70,710)
Intetrest Rate
  Swap 10 Yr                      December
  Future            250             2004             27,498,775          27,687,500            (188,725)
                                                                                            ------------
                                                                                            $  (551,784)


12 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO



REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker                        Interest  Rate        Maturity         Amount
-------------------------------------------------------------------------------
Citigroup Global Markets           1.70%            10/04/04    $  42,947,083
Citigroup Global Markets           1.65             10/04/04      150,831,737
Citigroup Global Markets           1.45             10/04/04       35,223,256
                                                                -------------
                                                                $ 229,002,076


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portions thereof, with an aggregate market value of $257,005,004 have been segregated to collateralize reverse repurchase agreements.

(b)  When-Issued security.

(c) Security exempt from Registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers. At September 30, 2004, the aggregate market value of these securities amounted to $44,315,115 representing 3.7% of net assets.

(d) Positions, or a portion thereof, with a market value of $2,850,000 have been segregated to collaterlize margin requirements for open futures contracts.

Glossary:

TBA-(To Be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 13


STATEMENT OF ASSETS & LIABILITIES
September 30, 2004

Assets
Investments in securities, at value (cost $1,903,327,185--
  including investment of cash collateral for securities
  loaned of $454,634,257)                                     $1,917,053,285(a)
Cash                                                                 490,812
Receivable for investment securities sold                        109,185,321
Interest receivable                                               12,575,992
Receivable for capital stock sold                                  2,310,797
Receivable for variation margin on futures contracts                  46,000
                                                              --------------
Total assets                                                   2,041,662,207

Liabilities
Payable for collateral received on securities loaned             454,634,257
Payable for reverse repurchase agreement                         229,002,076
Payable for investment securities purchased                      140,313,655
Payable for capital stock redeemed                                 3,886,157
Dividends payable                                                  1,531,489
Advisory fee payable                                               1,369,054
Distribution fee payable                                             435,978
Transfer Agent fee payable                                           234,023
Accrued expenses                                                     213,942
                                                              --------------
Total liabilities                                                831,620,631
                                                              --------------
Net Assets                                                    $1,210,041,576

Composition of Net Assets
Capital stock, at par                                         $      170,086
Additional paid-in capital                                     1,334,855,019
Distributions in excess of net investment income                 (10,925,696)
Accumulated net realized loss on investment transactions        (127,230,325)
Net unrealized appreciation of investments                        13,172,492
                                                              $1,210,041,576

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($626,181,154 / 88,054,764 shares of capital stock
  issued and outstanding)                                              $7.11
Sales charge--4.25% of public offering price                             .32
Maximum offering price                                                 $7.43

Class B Shares
Net asset value and offering price per share
  ($229,822,616 / 32,319,202 shares of capital stock
  issued and outstanding)                                              $7.11

Class C Shares
Net asset value and offering price per share
  ($107,002,290 / 15,025,789 shares of capital stock
  issued and outstanding)                                              $7.12

Class R Shares
Net asset value, redemption and offering price per share
  ($16,171 / 2,274 shares of capital stock
  issued and outstanding)                                              $7.11

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($247,019,345 / 34,684,034 shares of capital stock
  issued and outstanding)                                              $7.12


(a) Includes securities on loan with a value of $439,960,691 (see Note E).

See notes to financial statements.


14 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF OPERATIONS
Year Ended September 30, 2004

Investment Income
Interest                                                       $    74,823,284

Expenses
Advisory fee                                $ 6,948,374
Distribution fee--Class A                     2,073,268
Distribution fee--Class B                     2,977,706
Distribution fee--Class C                     1,266,889
Distribution fee--Class R                            59
Transfer agency                               2,914,459
Custodian                                       305,688
Printing                                        250,097
Audit and legal                                 140,445
Administrative                                   97,728
Registration fees                                83,192
Directors' fees                                  15,000
Miscellaneous                                    64,788
Total expenses before interest expense       17,137,693
Interest expense                              3,942,066
Total expenses                               21,079,759
Less: expenses waived
  by the Adviser (see Note B)                  (774,933)
Less: expense offset arrangement
  (see Note B)                                     (229)
Net expenses                                                        20,304,597
Net investment income                                               54,518,687

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                           (1,769,319)
  Written options                                                    1,072,265
  Futures Contracts                                                (20,430,203)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (18,624,063)
  Written options                                                    2,847,658
  Futures contracts                                                  9,637,754
Net loss on investment transactions                                (27,265,908)
Net Increase in Net Assets
  from Operations                                               $   27,252,779


See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO O 15


STATEMENT OF CHANGES IN NET ASSETS

                                      Year Ended        July 1, 2003 to          Year Ended
                                      September 30,        September 30,            June 30,
                                          2004                2003*                  2003
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income               $   54,518,687      $   13,351,669      $   61,910,773
Net realized gain (loss) on
  investment transactions              (21,127,257)        (13,791,136)         39,787,086
Net change in unrealized
  appreciation/depreciation
  of investments                        (6,138,651)        (36,137,621)         46,086,548
Net increase (decrease) in net
  Assets from operations                27,252,779         (36,577,088)        147,784,407

Dividends to Shareholders from
Net investment income
  Class A                              (32,446,874)         (9,719,429)        (41,821,063)
  Class B                              (11,746,705)         (4,297,353)        (20,589,855)
  Class C                               (4,996,461)         (1,766,382)         (9,059,572)
  Class R                                     (529)                 -0-                 -0-
  Advisor Class                        (11,309,550)         (2,444,044)         (8,628,587)

Capital Stock Transactions
Net increase (decrease)               (338,594,406)       (149,688,274)         72,866,684
Total increase (decrease)             (371,841,746)       (204,492,570)        140,552,014

Net Assets
Beginning of period                  1,581,883,322       1,786,375,892       1,645,823,878
End of period (including
  distributions
  in excess of net investment
  income of ($10,925,696),
  ($13,576,433) and
  ($12,613,658),
  respectively)                     $1,210,041,576      $1,581,883,322      $1,786,375,892


* The Portfolio changed its fiscal year end from June 30 to September 30.

See notes to financial statements.


16 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF CASH FLOWS
Year Ended September 30, 2004

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received (includes
  accretion of discount and amortization
  of premium of $5,626,376)              $    81,502,724
Interest expense paid                         (3,942,066)
Operating expenses paid                      (17,685,112)
Net increase in cash from operating
  activities                                                     $  59,875,546

Investing Activities:
Purchases of long-term investments        (2,780,935,507)
Proceeds from disposition of
  long-term investments                    3,266,164,392
Proceeds from disposition of short-term
  investments, net                           107,390,135
Decrease in collateral for securities
  loaned                                    (110,098,981)
Variation margin paid on
  futures contracts                          (13,065,949)

Net decrease in cash from investing
  activities                                                       469,454,090

Financing Activities*:
Cash dividends paid                          (18,202,317)
Redemptions of capital stock, net           (382,813,203)
Cash collateral received from
  securities lending                                  --
Proceeds from reverse
  repurchase agreements                     (148,613,616)
Net increase in cash from
  financing activities                                            (549,629,136)
Net decrease in cash                                               (20,299,500)
Cash at beginning of period                                         20,790,312
Cash at end of period                                            $     490,812


Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from operations                       $  27,252,779

Adjustments:
Decrease in interest and
  dividends receivable                        $1,053,064
Accretion of bond discount and
  amortization of bond premium                 5,626,376
Decrease in accrued expenses                  (1,322,581)
Net realized loss on investment
  transactions                                21,127,257
Net change in unrealized appreciation/
  depreciation of investments                  6,138,651
Total adjustments                                                   32,622,767

Net increase in cash from operating
  activities                                                       $59,875,546


* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO O 17


NOTES TO FINANCIAL STATEMENTS
September 30, 2004

NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Government Portfolio. The U.S. Government Portfolio (the "Portfolio") offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the


18 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatri-


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 19


ated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Change of Fiscal Year End

During 2003, the Portfolio changed its fiscal year end from June 30 to September 30. Accordingly, the statement of changes in net assets and financial highlights include the period from July 1, 2003 to September 30, 2003.


20 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at a quarterly rate of .15% (approximately .60% on an annual basis) of the first $500 million of the Portfolio's net assets and .125% (approximately .50% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's net assets valued on the last business day of the previous quarter. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $774,933. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $97,728 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended September 30, 2004.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $2,010,042 for the year ended September 30, 2004.

For the year ended September 30, 2004, the Portfolio's expenses were reduced by $229 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $11,758 from the sales of Class A shares and received $15,805, $657,982 and $11,394 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2004.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 21


NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares, .50% of 1% of the Portfolio's average daily net assets attributable to Class R shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $962,706, and $1,894,516 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2004, were as follows:

                                              Purchases                 Sales
-------------------------------------------------------------------------------

Investment securities (excluding
  U.S. government securities)              $172,567,866          $287,210,391
U.S. government securities                2,419,758,819         2,586,768,446


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and futures) are as follows:

Cost                                                           $1,919,030,057
Gross unrealized appreciation                                     $19,008,861
Gross unrealized depreciation                                     (20,985,633)
Net unrealized appreciation                                       $(1,976,772)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value


22 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Portfolio may enter into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains or losses on investment transactions.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 23


currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended September 30, 2004 were as follows:

                                                Number of          Premiums
                                                Contracts          Received
-------------------------------------------------------------------------------

Options outstanding at
September 30, 2003                                2,250          $  1,072,265
Options written                                      -0-                   -0-
Options Expired                                  (2,250)           (1,072,265)
Options terminated in closing purchase
  transactions                                       -0-                   -0-
Options exercised                                    -0-                   -0-

Options outstanding at
  September 30, 2004                                 -0-         $         -0-


24 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2004, the average amount of reverse repurchase agreements outstanding was $374,549,672 and the daily weighted average annualized interest rate was 1.03%.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2004, the Portfolio had loaned securities with a value of $439,960,691 and received cash collateral which was invested in short-term securities valued at $454,634,257 as included in the accompanying portfolio of investments. For the year ended September 30, 2004, the Portfolio earned fee income of $1,208,171 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 15,000,000,000 shares of $.001 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Advi-


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 25


sor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                                     Shares
--------------------------------------------------------------------------------------------------
                                             Year Ended          July 1, 2003 to        Year Ended
                                           September 30,           September 30,           June 30,
                                                   2004                  2003(a)              2003
                                          ---------------------------------------------------------
Class A
Shares sold                                   4,218,101             7,081,876           99,871,241
Shares issued in reinvestment
  of dividends                                2,862,366               842,226            3,397,687
Shares converted from Class B                 2,905,427               623,756            2,638,670
Shares redeemed                             (33,589,991)          (15,589,912)        (107,352,732)
Net decrease                                (23,604,097)           (7,042,054)          (1,445,134)

Class B
Shares sold                                   2,167,866             1,785,384           41,363,192
Shares issued in reinvestment
  of dividends                                1,094,395               384,985            1,747,439
Shares converted to Class A                  (2,905,568)             (623,756)          (2,666,482)
Shares redeemed                             (22,962,538)          (12,799,293)         (29,791,395)
Net increase (decrease)                     (22,605,845)          (11,252,680)          10,652,754

Class C
Shares sold                                   1,313,208               743,732           17,523,866
Shares issued in reinvestment
  of dividends                                  441,096               147,804              741,897
Shares redeemed                              (9,733,170)           (5,091,572)         (19,058,320)
Net decrease                                 (7,978,866)           (4,200,036)            (792,557)

Advisor Class
Shares sold                                   6,165,460             1,553,934            5,728,180
Shares issued in reinvestment
  of dividends                                1,574,981               332,740            1,166,739
Shares redeemed                              (1,096,014)             (186,666)          (5,229,251)
Net increase                                  6,644,427             1,700,008            1,665,668

                                                       November 13,
                                                       2004(b) to
                                                       September 30,
                                                       2004
                                                      ---------------
Class R
Shares sold                                                   2,258
Shares issued in
  reinvestment of
  dividends                                                      16

Net increase                                                  2,274


(a) The Portfolio changed its fiscal year end from June 30 to September 30.

(b) Commencement of distribution.

26 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                                    Amount
--------------------------------------------------------------------------------------------------
                                             Year Ended          July 1, 2003 to        Year Ended
                                           September 30,           September 30,           June 30,
                                                   2004                  2003(a)              2003
                                          ---------------------------------------------------------
Class A
Shares sold                              $   30,146,844        $   51,268,823      $   738,562,949
Shares issued in reinvestment
  of dividends                               20,389,259             6,086,303           25,217,655
Shares converted from Class B                20,665,943             4,387,602           19,834,712
Shares redeemed                            (239,197,202)         (112,373,614)        (794,926,312)
Net decrease                             $ (167,995,156)       $  (50,630,886)      $  (11,310,996)

Class B
Shares sold                              $   15,470,284        $   12,927,847       $  305,612,817
Shares issued in reinvestment
  of dividends                                7,799,846             2,781,869           12,971,394
Shares converted to Class A                 (20,665,943)           (4,387,602)         (19,834,712)
Shares redeemed                            (163,696,608)          (92,309,168)        (221,190,959)
Net increase (decrease)                  $ (161,092,421)       $   (80,987,054)     $    77,558,540

Class C
Shares sold                              $    9,368,581        $    5,399,978       $  129,704,727
Shares issued in reinvestment
  of dividends                                3,147,594             1,069,553            5,512,251
Shares redeemed                             (69,513,844)          (36,840,779)        (141,500,884)
Net decrease                             $  (56,997,669)       $  (30,371,248)      $   (6,283,906)

Advisor Class
Shares sold                              $   44,040,465        $   11,241,378       $   42,725,185
Shares issued in reinvestment
  of dividends                               11,224,484             2,407,372            8,673,997
Shares redeemed                              (7,790,298)           (1,347,836)         (38,496,136)
Net increase                             $   47,474,651        $   12,300,914       $   12,903,046

                                            November 13,
                                             2003(b) to
                                           September 30,
                                                   2004
                                           -------------
Class R
Shares sold                                     $16,074
Shares issued in
  reinvestment of
  dividends                                         115

Net increase                                    $16,189

(a) The Portfolio changed its fiscal year end from June 30 to September 30.

(b) Commencement of distribution.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 27


NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2004.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2004, September 30, 2003 and June 30, 2003 were as follows:

                                Year Ended      July 1, 2003 to    Year Ended
                               September 30,     September 30,       June 30,
                                   2004              2003*           2003
------------------------------------------------------------------------------

Distributions paid
from:
  Ordinary income               $60,500,119     $18,227,208        $80,099,077
Total taxable
distributions                    60,500,119      18,227,208         80,099,077
  Tax return of
    capital                              -0-             -0-                -0-
Total distributions
  paid                          $60,500,119     $18,227,208        $80,099,077


* The Portfolio changed its fiscal year end from June 30 to September 30.


28 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(127,782,109)(a)
Undistributed ordinary income                                     6,308,665
Unrealized appreciation/(depreciation)                           (1,978,596)(b)
Total accumulated earnings/(deficit)                          $(123,452,040)


(a) On September 30, 2004, the Portfolio had a net capital loss carryforward for federal income tax purposes of $101,712,769 (of which $5,207,456 and $21,956,032 were attributable to the purchase of net assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., respectively, by the Portfolio in December of 2000), of which $6,928,773 expires in the year 2005, $16,083,708 expires in the year 2006, $48,732,137 expires in the year 2007, $6,470,420 expires in the year 2008 and $23,497,731 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2004, $51,265,670 of capital loss carryforward expired and $563,851 was utilized. Based on certain provision in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the fiscal year ended September 30, 2004, the Portfolio deferred to October 1, 2004 post-October capital losses of $26,068,744. For the year ended September 30, 2004, the Portfolio deferred losses on straddles of $596.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax amortization methods for premium and the realization for tax purposes of unrealized gains(losses) on certain derivative instruments.

During the current fiscal year, permanent differences, primarily due to the tax character of paydown losses, expiration of capital loss carryforwards and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 29


Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the


30 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 31


AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


32 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                            Class A
                                            ------------------------------------------------------------------------------
                                                Year       July 1,
                                               Ended       2003 to              Year Ended June 30,
                                            Sept. 30,    Sept. 30,  ---------------------------------------------------
                                                2004         2003(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.27        $7.49        $7.21        $7.14        $6.99        $7.19

Income From Investment Operations
Net investment income(c)                         .30(d)       .06          .27          .37          .47          .50
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.13)        (.20)         .35          .13          .17         (.20)
Net increase (decrease) in net asset
  value from operations                          .17         (.14)         .62          .50          .64          .30

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.33)        (.08)        (.34)        (.37)        (.47)        (.49)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.03)        (.01)          -0-
Tax return of capital                             -0-          -0-          -0-        (.03)        (.01)        (.01)
Total dividends and distributions               (.33)        (.08)        (.34)        (.43)        (.49)        (.50)
Net asset value, end of period                 $7.11        $7.27        $7.49        $7.21        $7.14        $6.99

Total Return
Total investment return based
  on net asset value(e)                         2.49%       (1.80)%       8.82%        7.11%        9.30%        4.41%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $626,183     $811,376     $889,115     $865,739     $884,574     $430,895
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.34%        1.18%(f)     1.10%        1.23%        2.11%        2.14%
  Expenses, before waivers/
    reimbursements                              1.39%        1.18%(f)     1.10%        1.23%        2.11%        2.14%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.10%        1.11%(f)     1.09%        1.09%        1.13%        1.12%
  Net investment income                         4.23%(d)     3.43%(f)     3.64%        5.15%        6.57%        7.13%
Portfolio turnover rate                          150%         241%         976%       1,009%         712%         398%




See footnote summary on page 38.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO O 33



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class B
                                            ------------------------------------------------------------------------------
                                                Year       July 1,
                                               Ended         2003 to                  Year ended June 30,
                                            Sept. 30,    Sept. 30,  ---------------------------------------------------
                                                2004         2003(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period           $7.27        $7.49        $7.21        $7.14        $7.00        $7.20

Income From Investment Operations
Net investment income(c)                         .25(d)       .05          .22          .32          .42          .44
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.13)        (.20)         .35          .13      .16(.19)
Net increase (decrease) in net asset
  value from operations                          .12         (.15)         .57          .45          .58          .25

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.28)        (.07)        (.29)        (.32)        (.42)        (.44)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.03)        (.01)          -0-
Tax return of capital                             -0-          -0-          -0-        (.03)        (.01)        (.01)
Total dividends and distributions               (.28)        (.07)        (.29)        (.38)        (.44)        (.45)
Net asset value, end of period                 $7.11        $7.27        $7.49        $7.21        $7.14        $7.00

Total Return
Total investment return based
  on net asset value(e)                         1.74%       (1.98)%       8.07%        6.36%        8.39%        3.64%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $229,823     $399,040     $495,606     $400,221     $276,308     $200,283
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.07%        1.90%(f)     1.82%        1.93%        2.90%        2.80%
  Expenses, before waivers/
    reimbursements                              2.13%        1.90%(f)     1.82%        1.93%        2.90%        2.80%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.83%        1.83%(f)     1.81%        1.80%        1.83%        1.83%
  Net investment income                         3.55%(d)     2.75%(f)     2.95%        4.41%        5.95%        6.28%
Portfolio turnover rate                          150%         241%         976%       1,009%         712%         398%


See footnote summary on page 38.


34 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                                      Class C
                                            ---------------------------------------------------------------------------
                                                Year       July 1,
                                               Ended       2003 to                Year Ended June 30,
                                            Sept. 30,    Sept. 30,  ---------------------------------------------------
                                                2004         2003(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period           $7.28        $7.50        $7.22        $7.15        $7.00        $7.20
Income From Investment Operations
Net investment income(c)                         .25(d)       .05          .22          .32          .43          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.13)        (.20)         .35          .13          .16         (.20)
Net increase (decrease) in net asset
  value from operations                          .12         (.15)         .57          .45          .59          .25
Less: Dividends and Distributions
Dividends from net investment
  income                                        (.28)        (.07)        (.29)        (.32)        (.43)        (.44)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.03)        (.01)          -0-
Tax return of capital                             -0-          -0-          -0-        (.03)          -0-        (.01)
Total dividends and distributions               (.28)        (.07)        (.29)        (.38)        (.44)        (.45)
Net asset value, end of period                  $7.12        $7.28        $7.50        $7.22        $7.15        $7.00
Total Return
Total investment return based
  on net asset value(e)                         1.73%       (1.98)%       8.06%        6.35%        8.54%        3.64%
Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                             $107,003     $167,359     $204,006     $202,030     $169,213     $112,808
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.06%        1.89%(f)     1.81%        1.93%        2.89%        2.82%
  Expenses, before waivers/
    reimbursements                              2.11%        1.89%(f)     1.81%        1.93%        2.89%        2.82%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.82%        1.83%(f)     1.80%        1.79%        1.83%        1.83%
  Net investment income                         3.56%(d)     2.76%(f)     2.96%        4.42%        5.94%        6.35%
Portfolio turnover rate                          150%         241%         976%       1,009%         712%         398%


See footnote summary on page 38.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 35



Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      Class R
                                                                   ------------
                                                                   November 3,
                                                                    2003(g) to
                                                                     Sept. 30,
                                                                         2004
                                                                   ------------
Net asset value, beginning of period                                    $7.14

Income From Investment Operations
Net investment income(c)(d)                                               .26
Net realized and unrealized
  gain on investment
  transactions                                                            .00
Net increase in net asset
  value from operations                                                   .26

Less: Dividends
Dividends from net investment
  income                                                                 (.29)
Net asset value, end of period                                          $7.11

Total Return
Total investment return based
  on net asset value(e)                                                  3.72%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                                                         $  16
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(f)                                                    1.48%
  Expenses, before waivers/
    reimbursements(f)                                                    1.54%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense(f)                                                  1.27%
  Net investment income(d)(f)                                            4.08%
Portfolio turnover rate                                                   150%




See footnote summary on page 38.


36 O ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                      Advisor Class
                                            ------------------------------------------------------------------
                                                YEAR       JULY 1,                               OCTOBER 6,
                                               Ended       2003 to    Year Ended June 30,        2000(g) to
                                            Sept. 30,    Sept. 30,   ----------------------------  June 30,
                                                2004       2003(a)         2003       2002(b)          2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.28        $7.50        $7.21        $7.14        $7.05

Income From Investment Operations
Net investment income(c)                         .32(d)       .07          .29          .39          .34
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.12)        (.20)         .37          .13          .12
Net increase (decrease) in net asset
  value from operations                          .20         (.13)         .66          .52          .46

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.36)        (.09)        (.37)        (.39)        (.34)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.03)        (.02)
Tax return of capital                             -0-          -0-          -0-        (.03)        (.01)
Total dividends and distributions               (.36)        (.09)        (.37)        (.45)        (.37)
Net asset value, end of period                 $7.12        $7.28        $7.50        $7.21        $7.14

Total Return
Total investment return based
  on net asset value(e)                         2.82%       (1.72)%       9.29%        7.41%        6.65%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                             $247,020     $204,108     $197,649     $177,834      $27,154
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.02%         .89%(f)      .81%         .89%        1.38%(f)
  Expenses, before waivers/
    reimbursements                              1.08%         .89%(f)      .81%         .89%        1.38%(f)
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                             .79%         .81%(f)      .80%         .81%         .81%(f)
  Net investment income                         4.52%(d)     3.72%(f)     3.96%        5.41%        6.74%(f)
Portfolio turnover rate                          150%         241%         976%       1,009%         712%


See footnote summary on page 38.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 37


(a) The Portfolio changed its fiscal year end from June 30 to September 30.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) Net of expenses waived and reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.

(g) Commencement of distribution.


38 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government Portfolio (the "Portfolio"), one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., as of September 30, 2004, and the related statements of operations and cash flows for the period then ended, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company AccountingOversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc. at September 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


New York, New York
November 22, 2004


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO O 39


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Matthew D.W. Bloom, Vice President
Paul J. DeNoon, Vice President
Jeffrey S. Phlegar, Vice President
Kewjin Yuoh(2), Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller
Mark R. Manley, Secretary

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. Yuoh is the person primarily responsible for the day-to-day management of the Portfolio's investment portfolio.


40 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
        NAME, ADDRESS,                      PRINCIPAL                              COMPLEX       DIRECTORSHIPS
       DATE OF BIRTH                       OCCUPATION(S)                         OVERSEEN BY        HELD BY
       (YEAR ELECTED*)                   DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #                 Investment Adviser and an               113                 None
2 Sound View Drive                       independent consultant. He was
Suite 100                                formerly Senior Manager of Barrett
Greenwich, CT 06830                      Associates, Inc., a registered
9/7/32                                   investment adviser, with which
(1998)                                   he had been associated since prior
Chairman of the Board                    to 1999. He was formerly Deputy
                                         Comptroller and Chief Investment
                                         Officer of the State of New York
                                         and, prior thereto, Chief Investment
                                         Officer of the New York Bank for
                                         Savings.

Ruth Block, #, **                        Formerly Executive Vice                 94                  None
500 SE Mizner Blvd.                      President and Chief Insurance
Boca Raton, FL 33432                     Officer of The Equitable Life
11/7/30                                  Assurance Society of the United
(1987)                                   States; Chairman and Chief
                                         Executive Officer of Evlico; Director
                                         of Avon, BP (oil and gas), Ecolab
                                         Incorporated (specialty chemicals),
                                         Tandem Financial Group, and
                                         Donaldson, Lufkin & Jenrette
                                         Securities Corporation; former
                                         Governor at Large, National
                                         Association of Securities Dealers,
                                         Inc.

David H. Dievler, #                      Independent consultant. Until           98                  None
P.O. Box 167                             December 1994, he was Senior
Spring Lake, NJ 07762                    Vice President of Alliance Capital
10/23/29                                 Management Corporation ("ACMC")
(1987)                                   responsible for mutual fund
                                         administration. Prior to joining
                                         ACMC in 1984, he was Chief
                                         Financial Officer of Eberstadt Asset
                                         Management since 1968. Prior to
                                         that, he was Senior Manager at
                                         Price Waterhouse & Co. Member of
                                         the American Institute of
                                         Certified Public Accountants
                                         since 1953.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 41


                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
        NAME, ADDRESS,                      PRINCIPAL                              COMPLEX       DIRECTORSHIPS
       DATE OF BIRTH                       OCCUPATION(S)                         OVERSEEN BY        HELD BY
       (YEAR ELECTED*)                   DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#                         Consultant. Formerly President of       96                  None
P.O. Box 12,                             Save Venice, Inc. (preservation
Annandale, NY 12504                      organization) from 2001-2002,
2/19/42                                  Senior Advisor from June 1999 -
(1998)                                   June 2000 and President of
                                         Historic Hudson Valley (historic
                                         preservation) from December
                                         1989-May 1999. Previously,
                                         Director of the National Academy
                                         of Design. During 1988-1992, he
                                         was Director and Chairman of the
                                         Audit Committee of ACMC.

Donald J. Robinson, #                    Senior Counsel to the law firm of       95                  None
98 Hell's Peak Road                      Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                         since prior to 1999. Formerly a
8/24/34                                  senior partner and a member of
(1996)                                   the Executive Committee of that
                                         firm. He was also a member
                                         and Chairman of the Municipal
                                         Securities Rulemaking Board
                                         and a Trustee of the Museum
                                         of the City of New York.

INTERESTED DIRECTOR
Marc O. Mayer,++                         Executive Vice President of ACMC        66                  None
1345 Avenue of the                       since 2001; prior thereto, Chief
Americas                                 Executive Officer of Sanford C.
New York, NY 10105                       Bernstein & Co., LLC and its
10/2/57                                  predecessor since prior to 1999.
(2003)


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#  Member of the Audit Committee and Governance and Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, investment adviser.

42 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO



Officer Information
Certain information concerning the Fund's Officers is set forth below.


  NAME, ADDRESS*                          POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH                        HELD WITH FUND                      DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                           President                          See biography above.
10/2/57

Philip L. Kirstein                      Senior Vice President              Senior Vice President and Independent
5/29/45                                 and Independent                    Compliance Officer-Mutual Funds of
                                        Compliance Officer                 ACMC with which he has been
                                                                           associated since October 2004. Prior
                                                                           thereto, he was Counsel of Kirkpatrick
                                                                           & Lockhart, LLP from 2003 to October
                                                                           2004, and General Counsel and First
                                                                           Vice President of Merrill Lynch
                                                                           Investment Managers since prior to
                                                                           1999.

Matthew D.W. Bloom                      Vice President                     Senior Vice President of ACMC,** with
7/15/56                                                                    which he has been associated since
                                                                           prior to 1999.

Paul J. DeNoon                          Vice President                     Senior Vice President of ACMC,** with
4/18/62                                                                    which he has been associated since
                                                                           prior to 1999.

Jeffrey S. Phlegar                      Vice President                     Executive Vice President of ACMC,**
6/28/66                                                                    with which he has been associated since
                                                                           prior to 1999.

Kewjin Yuoh                             Vice President                     Vice President of ACMC** since March
3/11/71                                                                    2003. Previously, he was a Vice President
                                                                           of Credit Suisse Asset Management from
                                                                           2000 to 2002 and a Vice President of
                                                                           Brundage, Story & Rose since prior to 1999.

Mark R. Manley                          Secretary                          Senior Vice President, Deputy General
10/23/62                                                                   Counsel and Chief Compliance Officer of
                                                                           ACMC with which he has been associated
                                                                           since prior to 1999.

Mark D. Gersten                         Treasurer and Chief                Senior Vice President of Alliance Global
10/4/50                                 Financial Officer                  Investor Services, Inc. ("AGIS")** and Vice
                                                                           President of AllianceBernstein Investment
                                                                           Research and Management, Inc. ("ABIRM")**,
                                                                           with which he has been associated since
                                                                           prior to 1999.

Vincent S. Noto                         Controller                         Vice President of AGIS,** with which
12/14/64                                                                   he has been associated since prior to 1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 43


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund*
Mid-Cap Growth Fund
Premier Growth Fund*
Small Cap Growth Fund
Technology Fund*

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic

Balanced Shares
Disciplined Value Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest or send money.

* Effective December 15, 2004, these Funds will be renamed as follows: Health Care Fund to Global Health Care Fund; Premier Growth Fund to Large Cap Growth Fund; Technology Fund to Global Technology Fund; and Disciplined Value Fund to Focused Growth & Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


44 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.

USGAR0904



ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant?s code of ethics is filed herewith as
Exhibit 11(a)(1).


(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.


(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant?s Board of Directors has determined that independent directors William H. Foulk, Jr. and David H. Dievler qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund?s last two fiscal years for professional services rendered for: (i) the audit of the Fund?s annual financial statements included in the Fund?s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund?s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.


                                                    Audit-Related
                                    Audit Fees           Fees         Tax Fees
-------------------------------------------------------------------------------
U.S. Government Portfolio**   2003     32,500           1,138          3,356
                              2004     50,000           5,250         22,871

    ** During the course of calandar year 2003, the U.S. Government Portfolio changed its fiscal year end from June 30 to September 30. Fees for 2003 are for the period July 1, 2003 through September 30, 2003.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund?s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund?s independent auditors. The Fund?s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) ? (c) are for services pre-approved by the Fund?s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund?s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (?Service Affiliates?), which include conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70:

                                                             Total Amount of
                                                         Foregoing Column Pre-
                                 All Fees for            approved by the Audit
                             Non-Audit Services                 Committee
                              Provided to the            (Portion Comprised of
                           Portfolio, the Adviser          Audit Related Fees)
                                and Service              (Portion Comprised of
                               Affiliates                       Tax Fees)
                         -------------------------------------------------------

U.S. Government Portfolio**   2003     34,544                     4,494
                                                                 (1,138)
                                                                 (3,256)

                              2004   1,229,853                   278,121
                                                               (255,250)
                                                                (22,871)

    ** During the course of calandar year 2003, the U.S. Government Portfolio changed its fiscal year end from June 30 to September 30. Fees for 2003 are for the period July 1, 2003 through September 30, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund?s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor?s independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.


Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable to the registrant.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable to the registrant.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund?s Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 10.  CONTROLS AND PROCEDURES.


(a) The registrant?s principal executive officer and principal financial officer have concluded that the registrant?s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.


(b) There were no significant changes in the registrant?s internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 11.  EXHIBITS.


The following exhibits are attached to this Form N-CSR:


      EXHIBIT NO.           DESCRIPTION OF EXHIBIT
      -----------           ----------------------
     11 (a) (1)            Code of ethics that is subject to the disclosure of
                           Item 2 hereof


     11 (b) (1)            Certification of Principal Executive Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley Act of
                           2002


     11 (b) (2)            Certification of Principal Financial Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant): AllianceBernstein Bond Fund, Inc.


By:   /s/ Marc O. Mayer
         --------------
          Marc O. Mayer
          President


Date: November 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Marc O. Mayer
         --------------
          Marc O. Mayer
          President


Date: November 29, 2004

By:   s/ Mark D. Gersten
         --------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date: November 29, 2004